Transamerica Premier Funds

                                 Adviser Shares

                         Supplement Dated March 5, 1997
                to Adviser Shares Prospectus Dated April 29, 1996



The following information supplements, and should be read in conjunction with, the Prospectus to which this supplement is attached.

The following is added to the section of the Prospectus titled "Dealer Concession:"
   As a special incentive, a one-time dealer concession will be paid equal to 1.25% of the Adviser Class assets when the shareholder account is totally redeemed or exchanged to Investor Class shares.















PEO5A-197